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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 11, 2003


                       GRAND CENTRAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                   0-25045                34-1877137
(State or other jurisdiction of      (Commission             (IRS employer
incorporation or organization)       file number)        identification number)



   601 Main Street, Wellsville, Ohio             43968         (330) 531.1517
(Address of Principal Executive Offices)      (Zip Code)     (Telephone Number)














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Item 7     Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits

            99 Press Release dated April 11, 2003 announcing the financial results of Grand Central Financial Corporation for the fiscal quarter ended March 31, 2003.

Item 12  Results of Operations and Financial Condition

On April 11, 2003, Grand Central Financial Corporation announced financial results for the first fiscal quarter ended March 31, 2003. A copy of the press release announcing the company's financial results for the first quarter is included as Exhibit 99 to this Current Report on Form 8-K.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FirstMerit Corporation

Dated: April 16, 2003                         By: /s/ David C. Vernon
                                                 ------------------------------
                                                 David C. Vernon
                                                 Chairman of the Board and
                                                 Chief Executive Officer